UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 29, 2026
(Date of earliest event reported)

BBCMS Mortgage Trust 2026-5C43
(Central Index Key Number 0002153909)

(Exact name of issuing entity)

Barclays Capital Real Estate Inc.
(Central Index Key Number 0001549574)

(Exact name of sponsor as specified in its charter)

Wells Fargo Bank, National Association

(Central Index Key Number 0000740906)

(Exact name of sponsor as specified in its charter)

RREF V - D Direct Lending Investments, LLC

(Central Index Key Number 0002086033)

(Exact name of sponsor as specified in its charter)

Citi Real Estate Funding Inc.

(Central Index Key Number 0001701238)

(Exact name of sponsor as specified in its charter)

Natixis Real Estate Capital LLC

(Central Index Key Number 0001542256)

(Exact name of sponsor as specified in its charter)

German American Capital Corporation

(Central Index Key Number 0001541294)

(Exact name of sponsor as specified in its charter)

Starwood Mortgage Capital LLC

(Central Index Key Number 0001548405)

(Exact name of sponsor as specified in its charter)

UBS AG New York Branch

(Central Index Key Number 0001685185)

(Exact name of sponsor as specified in its charter)

BSPRT CMBS Finance, LLC

(Central Index Key Number 0001722518)

(Exact name of sponsor as specified in its charter)

Barclays Commercial Mortgage Securities LLC
(Central Index Key Number 0001541480)

(Exact name of registrant as specified in its charter)

Delaware	333-286968-10	27-010880
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

745 Seventh Avenue
New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (212) 412-4000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 8.01.	Other Events.

On October 29, 2026 Barclays Commercial Mortgage Securities LLC (the “Registrant”) caused the issuance, pursuant to a pooling and servicing agreement, dated and effective as of October 1, 2026 (the “Pooling and Servicing Agreement”), among the Registrant, as depositor, Trimont LLC, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, of BBCMS Mortgage Trust 2026-5C43, Commercial Mortgage Pass-Through Certificates, Series 2026-5C43 (the “Certificates”).

The Certificates will consist of the classes (each, a “Class”), designated as (i) Class A-1, Class A-2, Class A-3, Class X-A, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”) and (ii) Class X-B, Class X-D, Class D, Class E, Class F-RR, Class G-RR, Class J-RR and Class R Certificates (the “Private Certificates”).

The Public Certificates were sold to Barclays Capital Inc. (“Barclays”), Deutsche Bank Securities Inc. (“DBSI”), Citigroup Global Markets Inc. (“CGMI”), UBS Securities LLC (“UBS Securities”), Wells Fargo Securities, LLC (“WFS”), Natixis Securities Americas LLC (“Natixis Securities”), Bancroft Capital, LLC (“Bancroft”) and Academy Securities, Inc. (“Academy” and, together with Barclays, DBSI, CGMI, UBS Securities, WFS, Natixis Securities and Bancroft, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of October 9, 2026, among the Registrant, Barclays Capital Real Estate Inc. (“BCREI”) and the Underwriters.

The Private Certificates were sold to Barclays, DBSI, CGMI, UBS Securities, WFS, Natixis Securities, Bancroft and Academy (collectively in such capacity, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of October 9, 2026, among the Registrant, BCREI and the Initial Purchasers. The Private Certificates will be sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in BBCMS Mortgage Trust 2026-5C43 (the “Issuing Entity”), a common law trust fund to be formed on October 29, 2026 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 43 commercial, multifamily and/or manufactured housing community mortgage loans (the “Mortgage Loans”). The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Registrant from BCREI, Wells Fargo Bank, National Association, RREF V - D Direct Lending Investments, LLC, Citi Real Estate Funding Inc., Natixis Real Estate Capital LLC, German American Capital Corporation, Starwood Mortgage Capital LLC, UBS AG New York Branch and BSPRT CMBS Finance, LLC.

On October 29, 2026, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $883,116,000. The net proceeds of the offering to the Registrant of the issuance of the Certificates, after deducting expenses payable by the Registrant of $8,699,365.72, were approximately $897,082,010.54. Of the expenses paid by the Registrant, approximately $474,770.82 were paid directly to affiliates of the Registrant, $44,624.96 in the form of fees were paid to the Underwriters, $124,949.90 were paid to or for the Underwriters and $8,055,020.04 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses.

Further information regarding such sales has been previously provided on the Registrant’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission (Filing Date: October 14, 2026) and in the Prospectus, dated October 9, 2026 and as filed with the Securities and Exchange Commission on

October 14, 2026. The related registration statement (file no. 333-286968) was originally declared effective on May 23, 2025.

In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as an exhibit to this report.

Credit Risk Retention

RREF V - D Direct Lending Investments, LLC, in its capacity as retaining sponsor, is satisfying its credit risk retention obligations under Section 15G of the Securities Exchange Act of 1934, as amended, in connection with the securitization of the Mortgage Loans referred to above through the purchase by (i) RREF V-D AIV RR A BBCMS 2026-5C43, LLC, a majority-owned affiliate of RREF V - D Direct Lending Investments, LLC, from the underwriters on the closing date, of an “eligible vertical interest”, in the form of certificates representing approximately 1.0556% of the initial certificate balance or notional amount, as applicable, of each class of certificates (other than the Class R certificates) and (ii) RREF V – D AIV RR L, LLC, a majority-owned affiliate of RREF V - D Direct Lending Investments, LLC, from the Initial Purchasers on the closing date, an “eligible horizontal residual interest” consisting of the Class F-RR. Class G-RR and Class J-RR certificates (excluding the portion of such classes that are part of the eligible vertical interest) for $39,461,383 representing approximately 3.9845% of the fair market value of all classes of certificates (other than the Class R certificates).

If the Retaining Sponsor (as defined in the Pooling and Servicing Agreement) had relied solely on retaining an “eligible horizontal residual interest” in order to meet the credit risk retention requirements of the Credit Risk Retention Rules with respect to this securitization transaction, it would have retained an eligible horizontal residual interest with an aggregate fair value dollar amount of approximately $49,518,549, representing 5.0% of the aggregate fair value, as of the Closing Date, of all Classes of Certificates (other than the Class R certificates), excluding accrued interest.

There are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the preliminary prospectus dated October 6, 2026 and as filed with the Securities and Exchange Commission on October 6, 2026 under the heading “Credit Risk Retention” prior to the pricing of the certificates and (b) the valuation methodology or the key inputs and assumptions that were used in calculating the fair value set forth above in this paragraph.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.
(d)	Exhibits
Exhibit No.	Description
Exhibit 5	Legality Opinion of Hogan Lovells Cadwalader US LLP, dated October 29, 2026.
Exhibit 8	Tax Opinion of Hogan Lovells Cadwalader US LLP, dated October 29, 2026 (included as part of Exhibit 5).
Exhibit 23	Consent of Hogan Lovells Cadwalader US LLP (included as part of Exhibit 5).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 29, 2026	Barclays Commercial Mortgage Securities LLC
(Registrant)

	By:	/s/ Daniel Schmidt
		Name:	Daniel Schmidt
		Title:	Chief Executive Officer